Exhibit 99.1
I. INDIVIDUAL SMOKER CASES
Arizona (1)
Tavassoli, et al. v. Altria Group Inc., et al., Case No. CV06-2119-PHX-SRB USDC, District of Arizona, (case filed 12/29/06). Wrongful death action, with one individual suing individually and on behalf of all beneficiaries of the decedent. Plaintiff has alleged personal injury, fraud and conspiracy claims arising from the decedent’s use of cigarettes, and is seeking compensatory damages in the amount of $125 million and punitive damages in the amount of $5 billion against certain tobacco company defendants, affiliates and parent company defendants, including Liggett Group LLC, its affiliates, Liggett Vector Brands Inc., Vector Tobacco Inc., and its indirect parent, Vector Group Ltd. On February 7, 2007, the defendants filed motions to dismiss. On March 14, 2007, plaintiffs and defendants entered into a stipulation to dismiss, without prejudice, certain defendants (e.g., R.J. Reynolds Tobacco Holdings, Inc., Reynolds American, Inc., GMB, Inc., Altria Group, Inc. and Vector Group Ltd.), which the court has approved. Discovery is proceeding and a trial is scheduled for February 10, 2009.
California (1)
Donaldson, et al. v. Raybestos Manhattan, Inc., et al., Case No. 998147, Superior Court of California, County of San Francisco (case filed 9/25/98). Two individuals suing. The case is stayed while on appeal.
District of Columbia (1)
Sims, et al. v. Philip Morris, Inc., et al., Case No. 1:01-CV-01107-GK, USDC, District of Columbia (case filed 5/23/01). Three individuals suing. In February 2003, the court denied plaintiffs’ motion for class certification. Plaintiffs subsequently filed motions seeking reconsideration and reversal of the order denying class certification, which motions were denied by the court on December 21, 2006. No appeals were taken.
Florida (168)
Allen, et al., v. R.J. Reynolds Tobacco Co., et al., Case No. 07-CA-8311 Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 9/27/07). Six individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Alonso v. R. J. Reynolds Tobacco Company, etc., et al., Case No. 07-24949-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/8/07). Two individuals suing. The case was removed to the United States District Court for the Southern District of Florida, but was subsequently remanded. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Alvarez, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30302-CA-32, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/18/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Alvarez Del Real v. R.J. Reynolds Tobacco Company, et al., Case No. 07-32909-CA-27, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/4/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Anderson, et al. v. Philip Morris USA Inc., et al., Case No. 07-29166-CA-27, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/21/07). Three individuals suing as Personal Representatives of the estates and survivors of three deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Aquila, et al. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-CA-16062, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 9/20/07). Two individuals suing; one on his own behalf and one as Personal Representative of the Estate of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. as named as defendants.

Arnold v. Brown & Williamson Corporation, et al., Case No. 04-00472, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 01/16/04). One individual suing. Abated pending resolution of Engle.

Bagshaw v. R.J. Reynolds, et al., Case No. 06-4768, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 6/1/06). One individual suing.

Bailey v. The American Tobacco Company, et al., Case No. 97-18056-CA-15, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/12/97). One individual suing as Personal Representative of the estate and survivors of a deceased smoker.

Balaban v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30318-CA-22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Ballard, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30336-CA-23, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Banks v. R. J. Reynolds Tobacco Company, etc., et al., Case No. 07-24948-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/12/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Barrs, et al v. R.J. Reynolds Tobacco Company, et al., Case No. 07-32330-CA-06, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/1/07). Fifteen individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Bell v. R.J. Reynolds Tobacco Co., et al., Case No. 07-CA-6454, Circuit Court of the 9th Judicial Circuit, Florida, Orange County (case filed 6/14/07). One individual suing. Vector Group Ltd. was named as a defendant. The case was removed to the United States District Court for the Middle District of Florida, Orlando Division, where it is pending as Case No. 6:07-cv-001152-Orl-31DAB. The case is stayed pending a ruling by the Judicial Panel on Multidistrict Litigation on defendants’ motion for transfer of actions to a single multidistrict litigation court.

Belanger v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30281-CA-25, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Bernardo, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-21322-18, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 8/28/07). Ten individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida, and was subsequently remanded.

Blake, et al. v. R. J. Reynolds, et al., Case No. 01-13549, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/7/01). Two individuals suing. Abated pending resolution of Engle.

Bobrick, et al. v. R.J. Reynolds Tobacco Co., etc. et al., Case No. 07-CA-14140, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 8/23/07). Sixteen individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Bohde v. R. J. Reynolds Tobacco Company, et al., Case No. 07-30564-CA-04, County Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade (case filed 9/19/07). Five individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Bonenfant v. R.J. Reynolds Tobacco Company, et al., Case No. 06-17531-18, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 2/16/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida where it is pending as Case No. 07-60301-CIV-ZLOCH/Snow. The notice of removal was withdrawn and the case was remanded.

Boza, etc.v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30344-CA-42, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Brewer, et al. Pltf. v. Philip Morris USA Inc., etc., et al., Case No. 07-35480-CA-06, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/22/07). Six individuals suing; four on their own behalf and two as Personal Representatives of the estates and survivors of deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Britan v. R. J. Reynolds Tobacco Company, et al., Case No. 01-13451-CA-22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/6/01). One individual suing. Abated pending resolution of Engle.

Brown v. R. J. Reynolds Tobacco Company, et al., Case No. 05-04822, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/31/05). One individual suing. Abated pending resolution of Engle.

Brown v. R. J. Reynolds Tobacco Company, et al., Case No. 05-0790, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/24/05). One individual suing. Abated pending resolution of Engle.

Brown v. R.J. Reynolds Tobacco Company, et al., Case No. 07-4646-27, Circuit Court of the 17th Judicial Circuit, Florida Broward County (case field 3/6/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Vector Group Ltd. was named as a defendant. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Burr, etc. v. R.J. Reynolds Tobacco Company, et al., Case No. 94-08273, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 4/24/07 via motion to intervene in Engle). Plaintiffs have not filed suit. Three individuals filed the motion to intervene; two on their own behalf and one as Personal Representative on behalf of the estate and survivors of a deceased smoker seeking only to recover their respective shares of the guaranteed settlement fund.

Cagle, et al. v. Brown & Williamson Corporation, et al., Case No. 02-10718, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 11/22/02). Two individuals suing. Abated pending resolution of Engle.

Calhoun, et al. v. Brown & Williamson Corporation, et al., Case No. 02-7970, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/27/02). Two individuals suing. Abated pending resolution of Engle.

Campbell, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30486-CA-27, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/18/07). Thirteen individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Caprio, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 94-08273, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 3/7/07 via motion to intervene in Engle). Five individuals suing; four on their own behalf and one as Personal Representative on behalf of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Casey, etc. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-23443-12, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 9/17/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Chofey, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-28421-CA-24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/04/07). Four individuals suing as Personal Representatives of the estates and survivors of four deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Ciccone v. Brown & Williamson Tobacco Corporation, et al., Case No. 04-13258, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 8/19/04). One individual suing. Abated pending resolution of Engle.

Clark v. R. J. Reynolds Tobacco Company, et al., Case No. 02-16981, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 7/3/02). One individual suing. Abated pending resolution of Engle.

Coffey v. Brown & Williamson Corporation, et al., Case No. 01-09335, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/31/02). One individual suing. Abated pending resolution of Engle.

Cohen, D. v. R.J. Reynolds Tobacco Company, et al., Case No. 94-08273-CA-22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 4/24/07 via motion to intervene in Engle). Plaintiff has not filed suit. One individual seeking to recover her share of the guaranteed bond settlement fund.

Cohen, J. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-12370-18, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/4/07). One individual suing. Vector Group Ltd. was named as a defendant. The case was removed to the United States District Court for the Southern District of Florida where it is pending as Case No. 07-60946-CIV-Dimitrouleas/Selzer. Trial is set for September 29, 2008.

Cohen, R. v. R. J. Reynolds Tobacco Company, et al., Case No. 07-11515, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/6/07). One individual suing as the Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Colvard v. R.J. Reynolds Tobacco Company, et al., Case No. 07-32915-CA-11, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/4/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Cooper, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-19062-CA-23, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/25/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Cotto, et al. v. Brown & Williamson Corporation, et al., Case No. 03-748, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/22/03). Two individuals suing. Abated pending resolution of Engle.

Colic v. Brown & Williamson Corporation, et al., Case No. 03-10844, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 11/13/03). One individual suing. Abated pending resolution of Engle.

Cotman, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-29365-CA-25, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/10/07). Four individuals suing as Personal Representatives of the estates of three deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Cowart v. Liggett Group Inc., et al., Case No. 98-01483CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 3/16/98). One individual suing.

Cox v. R. J. Reynolds Tobacco Company, et al., Case No. 05-00677, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 2/1/05). One individual suing. Abated pending resolution of Engle.

Coxwell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 07-30568-CA-27, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade (case filed 9/19/07). Four individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Davies v. R. J. Reynolds Tobacco Company, etc., et al., Case No. 07-24594-CA-06, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/1/07). Six individuals suing as Personal Representatives of the estate and survivors of five deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Davis, B., et al. v. Liggett Group Inc., et al., Case No. 02-48914, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/4/02). Liggett is the only defendant in this action. In April 2004, a jury awarded compensatory damages of $540,000 against Liggett. In addition, plaintiff’s counsel was awarded legal fees of $752,000. On October 10, 2007, the compensatory award was affirmed by the Fourth District Court of Appeal. Liggett filed a motion for rehearing and/or certification.

Davis, G., et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-33048-CA-25, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/5/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Deese, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-33352-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/9/07). Six individuals suing on their own behalf. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Delgado, et al. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-29094-CA-05, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/11/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Vector Group Ltd. was named as a defendant. The case was removed to the United States District Court for the Southern District of Florida. A motion for remand is pending. The case is stayed pending a ruling by the Judicial Panel on Multidistrict Litigation on defendants’ motion for transfer of actions to a single multidistrict litigation court.

Dionne, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30080-CA-25, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Ditslear v. R. J. Reynolds Tobacco Company, et al., Case No. 05-0899, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/28/05). One individual suing. Abated pending resolution of Engle.

DiVicarro, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-6910(AH), Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 5/4/07). One individual suing as the Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Dubin, David v. R.J. Reynolds Tobacco Company, et al., Case No. 07-33045-CA-02, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/5/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Duecker v. Liggett Group Inc., Case No. 98-03093 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/5/98). One individual suing. Liggett is the only tobacco company defendant.

Ellis, D., et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-14522-CA-22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/21/07). Four individuals suing as Personal Representatives of the estates and survivors of four deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida, and was subsequently remanded.

Ellis, M., et al. v. Philip Morris USA Inc., etc., et al., Case No. 07-35027-CA-21, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/18/07). Six individuals suing as Personal Representatives of the estates and survivors of six deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Eubanks v. R.J. Reynolds Tobacco Co., et al., Case No. 07-29364-CA-08, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 9/10/07). Two individuals suing as Personal Representatives of the estates and survivors of two deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Ferrell, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30298-CA-30, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Ferlanti v. Liggett Group Inc., et al., Case No. 03-21697, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 12/11/03). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Liggett is the sole defendant in this action. Plaintiff’s motion for leave to amend to add a claim for punitive damages was granted on April 25, 2007. Trial is scheduled for January 2008.

Fonseca, et al. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-27906-CA-03, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07 One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Foster v. R.J. Reynolds Tobacco Company, et al., Case No. 07CA709(B), Circuit Court of the 1st Judicial Circuit, Florida, Escambia County (case filed 3/27/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Fuchs v. R. J. Reynolds Tobacco Company, et al., Case No. 05-00681, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/21/05). One individual suing. Abated pending resolution of Engle.

Fudge, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 07-30562-CA-21, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/19/07). Five individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Garcia v. R.J. Reynolds, et al., Case No. 05-04159, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/11/05). One individual suing. Abated pending resolution of Engle.

Garibaldi v. Reynolds Tobacco Co., et al., Case No. 03-12498, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/27/03). On individuals using as Personal Representative of the estate and survivors of a deceased smoker. Abated pending resolution of Engle. Liggett was not served with the Summons and Complaint prior to the entry of the order of abatement.

Gaynor, et al. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 50-07-CA-15714-MB, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 9/17/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Gherardi v. Philip Morris Incorporated, et al., Case 01-28584-CA-03, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 11/29/01). One individual suing. Abated pending resolution of Engle.

Glading, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-20828-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 7/6/07). Thirty-six plaintiffs; thirty-one suing on their own behalf and five suing as Personal Representatives of the estates and survivors of five deceased smokers. Liggett Group Inc. and Brooke Group Ltd., Inc. are purportedly sued in the body of the complaint even though neither is identified as a defendant in the style of the complaint.

Gloster v. R.J. Reynolds Tobacco Company, et al., Case No. 07-32063-CA-22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/28/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Goldthorpe v. R.J. Reynolds Tobacco Co., et al., Case No. 07-25800-CA-08, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/5/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Grant v. Brown & Williamson Corporation, et al., Case No. 03-2673-Div. I, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 3/15/03). One individual suing. Abated pending resolution of Engle.

Gray, et al. v. The American Tobacco Co., et al., Case No. 97-21657 CA 42, Circuit Court of the 7th Judicial Circuit, Florida, Putnam County (case filed 10/15/97). Two individuals suing. Abated pending resolution of Engle.

Guarch, et al. v. Philip Morris Incorporated, et al., Case No. 02-3308 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 2/5/02). Two individuals suing. Abated pending resolution of Engle.

Harewood, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 94-08273, Circuit Court of the 11th Judicial Circuit, Florida, Miami Dade County (case filed 5/2/07 via motion to intervene in Engle). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Harris, et al. v. Brown & Williamson, et al., Case No. 97-1151, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing. Abated pending resolution of Engle.

Harris, J.E., et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30309-CA-32, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Hayhurst v. Liggett Group Inc., et al., Case No. 03-12302, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/14/03). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Plaintiff filed a notice of trial, but an order scheduling the trial has not been entered.

Hearne v. R.J. Reynolds Tobacco Company, et al., Case No. 06-00550, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/10/06). One individual suing. Abated pending resolution of Engle.

Hecker v. Brown & Williamson Corporation, et al., Case No. 03-9336, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 10/1/03). One individual suing. Abated pending resolution of Engle.

Hess v. R. J. Reynolds Tobacco Company, etc., et al., Case No. 07-11513, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 5/22/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Howard, B. v. Philip Morris USA Inc., etc., et al., Case No. 07-35033-CA-04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/18/07). Six individuals suing as Personal Representatives of the estates and survivors of six deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Howard, R., et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-30284-CA-20, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Hughes v. R.J. Reynolds Tobacco Company, et al., Case No. 07-33054-CA-11, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10-5-07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Hutto v. R. J. Reynolds Tobacco Company, et al., Case No. 05-02552, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 3/22/05). One individual suing. Abated pending resolution of Engle.

Ingraham v. R. J. Reynolds Tobacco Company, etc., et al., Case No. 07-23586-CA-04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 7/31/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Johnson, et al. v. Philip Morris USA Inc., et al., Case No. 07-29140-CA-31, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07). Four individuals suing as Personal Representatives of the estates and survivors of four deceased smokers.

Jones, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-21922 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/29/02). Two individuals suing. Abated pending resolution of Engle.

Kastanas, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-27902-CA-10, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Keller, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-19063-CA-21, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/25/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Kelley, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-29367-CA-04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/10/07). Three individuals suing as Personal Representatives of the estates and survivors of three deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Kootnz, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 50-07-CA-14385, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 8/28/07). Five individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Larkin v. R. J. Reynolds Tobacco Company, et al., Case No. 02-2829 CA 32, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 01/31/02). One individual suing. Abated pending resolution of Engle.

Laschke, et al. v. R.J. Reynolds, et al., Case No. 96-8131-CI-008, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 12/20/96). Two individuals suing. The dismissal of the case was reversed on appeal, and the case was remanded to the trial court. Motions to dismiss have been filed by the defendants.

Lee v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30312-CA-02, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Lewkowicz, et al. v. Philip Morris USA Inc., etc., et al., Case No. 07-35465-CA-4, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/22/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Lehr, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-28427-CA-15, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/04/07). Three individuals suing as Personal Representatives of the estates and survivors of three deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Lewis, et al. v. R.J. Reynolds, et al., Case No. 05-02167, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 3/7/05). One individual suing. Abated pending resolution of Engle.

Levine v. R.J. Reynolds, et al., Case No. CL 95-98769 (AH), Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 7/24/96). One individual suing. It is likely the matter will be set for trial in the Fall of 2008.

Lobley v. Philip Morris, et al., Case No. 97-1033-CA-10-L, Circuit Court of the 18th Judicial Circuit, Florida, Seminole County (case filed 7/29/97). Two individuals suing. Abated pending resolution of Engle.

Lukacs v. R. J. Reynolds Tobacco Company, et al., Case No. 01-38-22 CA23, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 12/15/01). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. In June 2002, the jury awarded $37,500,000 in compensatory damages, which was subsequently reduced to approximately $24,860,000. The jury found Liggett 50% responsible. The plaintiff has requested that the court enter partial judgment in this matter, award attorneys’ fees and costs and schedule a trial on punitive damages. A hearing on plaintiff’s motion to enter final judgment occurred on March 15, 2007. See Note 8, Contingencies, for a more detailed discussion of this case.

Martin v. Philip Morris USA Inc., etc., et al., Case No. 07-34267-CA-15, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/15/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Matyi, et al. v. Philip Morris USA Inc., et al., Case No. 07-29161-CA-24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07). Twelve individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

McBride, et al. v. Brown & Williamson, et al., Case No. 02-0585, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 6/4/02). One individual suing. Abated pending resolution of Engle.

McDonald, et al. v. Brown & Williamson, et al., Case No. 03-4767, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing. Abated pending resolution of Engle.

McDonald, S. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-32904-CA-13, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/4/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Meckler, et al. v. Brown & Williamson, et al., Case No. 97-03949-CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/10/97). One individual suing.

Medor v. R.J. Reynolds Tobacco Co., et al., Case No. 07-CA-14382, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (Case filed 8/28/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Meyer, et al. v. Philip Morris USA Inc., et al., Case No. 07-29138-CA-31, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07). Seven individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Miller, D. v. R.J. Reynolds Tobacco Company, et al., Case No. 06-CA-14217-MB, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 3/8/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Miller, N., et al., v. Philip Morris USA Inc., etc., et al., Case No. 07-36115-CA-22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/24/07). Eleven individuals suing as Personal Representatives of the estates and survivors of ten deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Miller, W., et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-10298-CA-31, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 4/10/07). Five Personal Representatives suing on behalf of the estates and survivors of five deceased smokers Both Liggett Group LLC and Vector Group Ltd. are named as a defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Morales, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-16277-CA-04, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/4/07). Two individuals suing. Vector Group Ltd. was named as a defendant. The case was removed to the United States District Court for the Southern District of Florida where it is pending as Case No. 07-60944-CIV-Cooke/Brown. The case is stayed pending a ruling by the Judicial Panel on Multidistrict Litigation on defendants’ motion for transfer of actions to a single multidistrict litigation court.

Morgan v. Brown & Williamson, et al., Case No. 02-07084-CA, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/8/02). One individual suing. Abated pending resolution of Engle.

Nolan, etc. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-27541-12, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/23/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Pacetti, etc. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-27904-CA-13, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Palmieri, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-26287-12, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/10/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Pappas v. R.J. Reynolds Tobacco Co., et al., Case No. 07-22785-13, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 9/10/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Paulk, et al. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-29097-CA-31, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/07/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Vector Group Ltd. was sued, but Liggett Group LLC was not named. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Perle, et al. v. Publix Supermarkets, Inc., et al., Case No. 07-23441-12, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 9/17/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Pierce, et al. v. R. J. Reynolds Tobacco Co., et al., Case No. 07-522-CA, Circuit Court of the 1st Judicial Circuit, Florida, Santa Rosa County (case filed 5/18/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Quinn, et al. v. Brown & Williamson Corporation, et al., Case No. 03-4768, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing. Abated pending resolution of Engle.

Rawls, et al. v. Liggett Group Inc., et al., Case No. 97-01354 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 3/6/97). One individual suing.

Reese, J. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30296-CA-13, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Rodriguez, A. v. Philip Morris Incorporated, et al., Case No. 02-04912-CA-11, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 2/21/02). One individual suing. Abated pending resolution of Engle.

Rodriguez, M., etc. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-30348-CA-42, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Ross v. R. J. Reynolds Tobacco Company, etc., et al., Case No. 07-24945-CA-31, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/9/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Roundtree, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-19065-CA-27, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/25/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Ruffo, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-30292-CA-13, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Rupe, et al v. R.J. Reynolds Tobacco Company, et al., Case No. 04-2527, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 7/15/05). One individual suing. Abated pending resolution of Engle.

Salvino, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 07-25702-CA-21, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/5/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Santana v. R.J. Reynolds Tobacco Company, et al., Case No. 07-16279-CA-32, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/4/07). One individual suing.

Liggett Group LLC is not a named defendant, but Vector Group Ltd. was sued. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Schuman, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 04-9409, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 9/23/05). One individual suing. Abated pending resolution of Engle.

Serrano v. Philip Morris Incorporated, et al., Case No. 02-19609 CA 01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/2/02). One individual suing. Abated pending resolution of Engle.

Shaw, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 05-2863, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 3/28/05). One individual suing. Abated pending resolution of Engle.

Sheffron, etc. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-23258-CA-21, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 7/27/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Sheehan v. Brown & Williamson Corporation, et al., Case No. 01-9559, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 11/2/01). One individual suing. Abated pending resolution of Engle.

Sherman, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-23438-12, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 9/17/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Shirah, et al. v. Brown & Williamson Corporation, et al., Case No. 03-1589-Div. C, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 2/13/03). Two individuals suing. Abated pending resolution of Engle.

Smith, et al. v. R. J. Reynolds Tobacco Co., et al., Case No. 06-23253-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 11/2/06). Three Personal Representatives suing on behalf of the estates and survivors of three deceased smokers and two individuals suing on their own behalf. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Smithson, et al. v. Philip Morris USA Inc., et al., Case No. 07-29156-CA-05, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07). Six individuals suing as Personal Representatives of the estates and survivors of six deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Spry, et al. v. Liggett Group, LLC, et al., Case No. 06-31216 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/27/06). Two individuals suing. The case was removed to the United States District Court for the Middle District of Florida and was subsequently remanded.

Stafford v. Brown & Williamson, et al., Case No. 97-7732-CI-019, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 11/14/97). One individual suing. Abated pending resolution of Engle.

Stephens v. R. J. Reynolds Tobacco Company, etc., et al., Case No. 07-11512, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 5/22/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Stewart, et al. v. R.J. Reynolds, et al., Case No. 97-2025 CA, Circuit Court of the 5th Judicial Circuit, Florida, Lake County (case filed 9/16/97). Two individuals suing. Abated pending resolution of Engle.

Stewart, et al. v. R.J. Reynolds, et al., Case No. 99-39630-CA-F, Circuit Court of the 18th Judicial Circuit, Florida, Brevard County (case filed 12/1/99). Two individuals suing. Abated pending resolution of Engle. In October 2005, a Suggestion of Bankruptcy was filed by defendant, Winn-Dixie Stores.

Strohmetz v. Philip Morris, et al., Case No. 98-03787 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/16/98). One individual suing.

Stuart v. R.J. Reynolds Tobacco Company, et al., Case No. 07-25701-CA-08, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/5/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Swart, et al. v. Philip Morris USA Inc., et al., Case No. 07-29152-CA-22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07). Eleven individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Swindell v. R. J. Reynolds Tobacco Company, et al., Case No. 01-07-CC-1171, Circuit Court of the 8th Judicial Circuit, Florida, Alachua County (case filed 4/4/07). One individual suing as Personal Representative suing on behalf of the estate and survivor of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants. The case was removed to the United States District Court for the Northern District of Florida, Gainesville Division, where it is pending as Case No. 1:07-00086-MP-AK. The notice of removal was withdrawn and an order remanding the case is expected.

Swindells v. R.J. Reynolds Tobacco Company, et al., Case No. 06-07837, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 9/1/06). One individual suing. The case was removed to the United States District Court for the Middle District of Florida and was subsequently remanded.

Tate v. R.J. Reynolds Tobacco Co., et al., Case No. CACE-07-21723, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/31/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Taylor v. R. J. Reynolds Tobacco Company, et al., Case No. 07-30806-CA-11, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/20/07). One individual suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Thomson v. R.J. Reynolds, et al., Case No. 97-400-CA, Circuit Court of the 7th Judicial Circuit, Florida, Flagler County (case filed 9/2/97). One individual suing.

Tidwell, et al. v. Philip Morris USA Inc., et al., Case No. 07-29146-CA-10, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/29/07). Six individuals suing as Personal Representatives of the estates and survivors of six deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Tucker v. R.J. Reynolds, et al., Case No. 94-08273-CA-22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/7/07 via motion to intervene in Engle). One individual suing as Personal Representative of the estates and survivors of two deceased smokers. The case was removed to the United States District Court for the Southern District of Florida and was subsequently remanded.

Veehnuis, et al. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-15710-MB, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 9/17/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Ward v. Brown & Williamson Corporation, et al., Case No. 03-8480, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 09/11/03). One individual suing. Abated pending resolution of Engle.

Weldon, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 04-2530, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 7/15/05). One individual suing. Abated pending resolution of Engle.

Wells v. R. J. Reynolds Tobacco Company, et al., Case No. 02-21340 CA 30, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/22/02). One individual suing. Abated pending resolution of Engle.

Wilkinson v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 50-07-CA-15138, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 9/7/07). Five individuals suing as Personal Representatives of the estates and survivors of five deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Williams v. R.J. Reynolds Tobacco Company, et al., Case No. 06-07430, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/21/06). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. The case was removed to the United States District Court for the Middle District of Florida and was subsequently remanded.

Winniman, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 07-CA-16651, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 9/28/07). Two individuals suing. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Witt v. Brown & Williamson Corporation, et al., Case No. 04-8530, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 9/17/04). One individual suing. Abated pending resolution of Engle.

Yount, et al. v. R.J. Reynolds Tobacco Co., etc., et al., Case No. 07-30346-CA-42, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/17/07). One individual suing as Personal Representative of the estate and survivors of a deceased smoker. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.

Zipperer, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 07-28419-CA-32, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 9/4/07). Four individuals suing as Personal Representatives of the estates and survivors of four deceased smokers. Both Liggett Group LLC and Vector Group Ltd. are named as defendants.
Louisiana (6)
Badon, et ux. v. RJR Nabisco Inc., et al., Case No. 10-13653, Circuit Court of the 38th Judicial District Court, Louisiana, Cameron Parish (case filed 5/24/94). Six individuals suing. In July 2006, an intermediate appellate court affirmed the lower court’s dismissal of certain claims, including punitive damages. No further appeals have been taken.

Dimm, et al. v. R.J. Reynolds, et al., Case No. 53919, Circuit Court of the 18th Judicial District Court, Louisiana, Iberville Parish (case filed 7/25/00). Seven individuals suing.

Hunter, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002/18748m, Circuit Court of the Civil District Court, Louisiana, Parish of Orleans (case filed 12/4/2002). Two individuals suing.

Newsom, et al. v. R.J. Reynolds, et al., Case No. 105838, Circuit Court of the 16th Judicial District Court, Louisiana, St. Mary Parish (case filed 5/17/00). Five individuals suing.

Oser v. The American Tobacco Co., et al., Case No. 97-9293, Circuit Court of the Civil District Court, Louisiana, Parish of Orleans (case filed 5/27/97). One individual suing.

Reese, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2003-12761, Circuit Court of the 22nd Judicial District Court, Louisiana, St. Tammany Parish (case filed 6/10/03). Five individuals suing.
Maryland (11)
Aversa, et al. v. John Crane-Houdaille, et al., Case No. 24-X-05-000224, Circuit Court, Baltimore City, Maryland (case filed 11/8/06). Two individuals suing on behalf of Robert W. Yeater, Sr. (deceased).

Brown v. John Crane-Houdaille, Inc. et al., Case No. 24-X-06-000207, Circuit Court, Baltimore City, Maryland (case filed 8/2/07).

Chalk, Jr., et al v. Quigley Co., Inc., et al., Case No. 24-X-04-000454, Circuit Court, Baltimore City, Maryland (case filed 4/21/04). Individual plaintiff seeks damages allegedly caused to decedent by exposure to asbestos and cigarettes, with claims against certain asbestos manufacturer defendants and certain tobacco company defendants.

Davis v. Quigley Co., Inc., et al., Case No. 24-X-04-000440, Circuit Court, Baltimore City, Maryland (case filed 2/13/07). Plaintiff is suing individually and as Personal Representative of the Estate of Charles F. Davis seeking damages allegedly caused to decedent by exposure to asbestos and cigarettes, with claims against certain asbestos manufacturer defendants and certain tobacco company defendants.

Holz, et al. v. A.W. Chesterton Co., et al., Case No. 24-X-04-000433, Circuit Court, Baltimore City, Maryland. (case filed 4/14/04). Plaintiff, suing individually and as Personal Representative of the Estate of Clarence R. Elbon, had previously sued asbestos defendants and has now joined certain tobacco company defendants, including Liggett. Liggett filed a motion to dismiss on October 24, 2006, which is pending before the court.

Lloyd, et al v. John Crane-Houdaille, Inc., et al., Case No. 24-X-06-000185, Circuit Court of Baltimore City, Maryland, (case filed 6/8/07).

Masucci, et al. v. John Crane-Houdaille, Inc., et.al., Case No. 24-X-04-001043, Circuit Court, Baltimore City, Maryland (case filed 10/25/04). Plaintiff is suing individually and as Personal Representative of the Estate of Louis M. Masucci.

Morehead, et al. v. John Crane-Houdaille, et al., Case No. 24X06000475, Circuit Court of Baltimore City, Maryland (case filed 4/20/07). Two individuals suing. Individual plaintiff seeks damages allegedly caused to decedent by exposure to asbestos and cigarettes, with claims against certain asbestos manufacturer defendants and certain tobacco company defendants, including Liggett.

Murray v. John Crane-Houdaille, Philip Morris USA, et al., Case No. 24-X-04-001007, Circuit Court, Baltimore City, Maryland (case filed 8/23/07).

Taylor, et al v. John Crane-Houdaille, et al., Case No. 24X05000555, Circuit Court, Baltimore City, Maryland (case filed 9/21/07).

Thompson, et al. v. John Crane-Houdaille, Inc., et al., Case No. 24-X-04-000912, Circuit Court, Baltimore City, Maryland (case filed 9/24/04). Plaintiff is suing individually and as the Personal Representative of the Estate of Leon Thompson.
Mississippi (32)
Angelethy, et al. v. R. J. Reynolds, et al., Case No. 02-KV-0315(J), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Blythe v. Rapid American Corporation, et al., Case No. CI 96-0080-AS, Circuit Court, Mississippi, Jackson County (case filed 9/23/96). One individual suing.

Bradley v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(B), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Brown, A. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(C), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Brown, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 2001-0022(1), Circuit Court, Mississippi, George County (case filed 3/30/01). 224 individuals suing. Defendants filed a motion to dismiss or, in the alternative, to sever the plaintiffs’ case into individual actions. Pursuant to an Agreed Order, the George County plaintiff’s claims were severed into individual cases. Those Plaintiffs were given 120 days from the date of the order (10/23/06) to file their respective amended complaints. If they did not file timely, their claims were dismissed without prejudice without further order of the court. The claims of the plaintiffs who did not reside in George County were dismissed without prejudice; they have one year to file in the proper venue.

Cochran v. R. J. Reynolds, et al., Case No. 2002-0366(3), Circuit Court, Mississippi, George County (case filed 12/31/02). One individual suing.

Deleho v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(D), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Fisher, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-0196, Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). One individual suing.

Fosselman v. R. J. Reynolds Tobacco Company, et al., Case No. 02-0196(E), Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). One individual suing.

Gaylor v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(F), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Gibson v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(G), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Green v. Philip Morris Inc., et al., Case No. 2000-596 (B), Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). One individual suing on behalf of estate and survivors of a deceased smoker.

Harris, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-853, Chancery Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.

Hines v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(N), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Jennings, et al. v. R. J. Reynolds, et al., Case No. 2000-238, Circuit Court, Mississippi, Claiborne County (case filed 11/2/00). Fourteen individuals suing.

Jones v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(H), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Johnson v. R. J. Reynolds Tobacco Company, et al., Case No. 02-0196(B), Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). One individual suing.

Knight v. R. J. Reynolds Tobacco Company, et al., Case No. 02-0196(C), Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). One individual suing.

Lushaw v. R. J. Reynolds Tobacco Company, et al., Case No. 02-0196(D), Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). One individual suing.

Martin v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(I), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Marvel v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(J), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

McGee, et al. v. Philip Morris Incorporated, et al., Case No. 2000-596 (A), Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). One individual suing.

Mercer v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(K), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Minor, Jr. v. Philip Morris Incorporated, et al., Civil Action No. 2000-596 (D), Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). One individual suing.

Rogers v. Philip Morris Incorporated, et al., Civil Action No. 2000-596 (E), Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). One individual suing on behalf of the estate and survivors of a deceased smoker.

Seiferth v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(M), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Skipper v. R. J. Reynolds Tobacco Company, et al., Case No. 02-KV-0315(O), Circuit Court, Mississippi, Adams County (case filed 4/21/03). One individual suing.

Townsend v. Philip Morris Incorporated, et al., Civil Action No. 2000-596 (F), Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). One individual suing.

Walker v. Philip Morris Inc., et al., Civil Action No. 2000-596 (C), Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). One individual suing on behalf of the estate and survivors of a deceased smoker.

W. R. Grace, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-58, Circuit Court, Mississippi, Jefferson County (case filed 3/23/01). This suit was stayed due to plaintiff’s bankruptcy filing. The trial court administratively closed its file pending remand from the bankruptcy court or a motion to reopen.
Missouri (15)
Barnes v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237224, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Three individuals suing for wrongful death.

Baryo, et al. v. Philip Morris USA, Inc., et al., Case No. 05-1182-CV-W-REL, U.S. District Court, Western District of Missouri, Western Division (case filed 12/28/01). Three individuals suing for wrongful death. In September 2006, the court dismissed the plaintiffs’ fraud and conspiracy claims with prejudice. Discovery is ongoing. Trial is scheduled to commence on February 2, 2009.

Bradley v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237227, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Four individuals suing for wrongful death.

Brown v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237228, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing.

Collins v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237229, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Three individuals suing for wrongful death.

Crawford v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237230, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing.

Crawford v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237231, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Seven individuals suing for wrongful death.

Creevey v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237232, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing for wrongful death.

Hayes v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237234, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Three individuals suing for wrongful death.

Herzig v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237235, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing.

Inskeep v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237236, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Five individuals suing for wrongful death.

Nuzum v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237237, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Two individuals suing.

Walrath v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237239, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing.

Walton v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237240, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Four individuals suing for wrongful death.

Wheeler v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237241, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing.
New York (11)
Brantley v. The American Tobacco Company, et al., Case No. 114317/01, Supreme Court of New York, New York County (case filed 7/23/01). One individual suing.

Debobes v. The American Tobacco Company, et al., Case No. 29544/92, Supreme Court of New York, Nassau County (case filed 10/17/97). One individual suing.

Gouveia, et al, v. Fortune Brands, Inc., et al., Case No. 210671/04, Supreme Court, Rensselaer County (case filed 9/16/1997). Two individuals suing. Discovery is scheduled to close on February 6, 2008 and a Note of Issue is scheduled to be filed on or before February 13, 2008.

Hausrath, et al. v. Philip Morris Inc., et al., Case No. I2001-09526, Superior Court, New York, Erie County (case filed 01/24/02). Two individuals suing. Trial is scheduled to commence on September 8, 2008.

Hobart v. The American Tobacco Company, et al., Case No. 102869/02, Supreme Court of New York, New York County (case filed 11/5/97). One individual suing.

James v. The American Tobacco Company, et al., Case No. 103034/02, Supreme Court of New York, New York County (case filed 4/4/97). One individual suing.

Shea, et al. v. The American Tobacco Company, et al., Case No. 008938/03, Supreme Court of New York, Nassau County (case filed 10/17/97). Two individuals suing. A Note of Issue has been filed and the case is ready for trial.

Standish v. The American Tobacco Co., et al., Case No. 18418-97, Supreme Court of New York, Bronx County (case filed 7/28/97). One individual suing.

Tomasino, et al. v. The American Tobacco Company, et al., Case No. 027182/97, Supreme Court of New York, Nassau County (case filed 9/23/97). Two individuals suing. A Note of Issue has been filed and the case is ready for trial.

Tormey, et al. v. The American Tobacco, et al., Case No. 2005-0506, Supreme Court of New York, Onondaga County (case filed 1/25/05). Two individuals suing.

Yedwabnick, et al. v. The American Tobacco Company, et al., Case No. 20525/97, Supreme Court of New York, Queens County (case filed 9/19/97). Six individuals suing.
Ohio (1)
Croft, et al. v. Akron Gasket & Packing, et al., Case No. CV04541681, Court of Common Pleas, Ohio, Cuyahoga County (case filed 8/25/05). Two individuals suing.
Pennsylvania (1)
Buscemi v. Brown & Williamson, et al., Docket No. 9552-02, Court of Common Pleas, Pennsylvania, Delaware County (case filed 9/21/99). One individual suing.
West Virginia (2)
Brewer, et al. v. The American Tobacco Company, et al., Case No. 01-C-82, Circuit Court, West Virginia, Ohio County (case filed 3/20/01). Two individuals suing.

Little v. The American Tobacco Company, et al., Case No. 01-C-235, Circuit Court, West Virginia, Ohio County (case filed 6/4/01). One individual suing.
II. CLASS ACTION CASES (11)
Brown, et al. v. The American Tobacco Co. Inc., et al., Case No. 711400, Superior Court of California, County of San Diego (case filed 10/1/97). In April 2001, under the California Unfair Competition Laws and the Consumer Legal Remedies Act, the court granted in part the plaintiffs’ motion for certification of a class composed of residents of California who smoked at least one of the defendants’ cigarettes from June 10, 1993 through April 23, 2001, and who were exposed to the defendants’ marketing and advertising activities in California. The action was brought against the major U.S. cigarette manufacturers, including Liggett, seeking to recover restitution, disgorgement of profits and other equitable relief under California Business and Professions Code. Certification was granted as to the plaintiffs’ claims that the defendants violated § 17200 of the California Business and Professions Code pertaining to unfair competition. The court, however, refused to certify the class under the California Legal Remedies Act or the plaintiffs’ common law claims. Following the November 2004 passage of a proposition in California that changed the law regarding cases of this nature, the defendants moved to decertify the class. In March 2005, the court granted the defendants’ motion. In May 2005, the plaintiffs appealed. In September 2006, the California Court of Appeal affirmed the order decertifying the class. In October 2006, the plaintiffs filed a petition for review with the California Supreme Court. The petition for review was granted in November 2006. Briefing is complete and the parties are awaiting a date for oral argument on the petition.

Cleary, et al. v. Philip Morris, Inc., et al., Case No. 98 L06427, Circuit Court of the State of Illinois, Cook County (case filed 6/3/98). The action was brought on behalf of persons who have allegedly been injured by (1) the defendants’ purported conspiracy pursuant to which defendants allegedly concealed material facts regarding the addictive nature of nicotine; (2) the defendants’ alleged acts of targeting their advertising and marketing to minors; and (3) the defendants’ claimed breach of the public’s right to defendants’ compliance with laws prohibiting the distribution of cigarettes to minors. The plaintiffs request that the defendants be required to disgorge all profits unjustly received through their sale of cigarettes to plaintiffs, which in no event will be greater than $75,000 each, inclusive of punitive damages, interest and costs. In April 2005, the plaintiffs filed a second amended complaint. In February 2006, a hearing on the defendants’ motion to dismiss occurred. The court dismissed count V (public nuisance) and count VI (unjust enrichment). In April 2006, the plaintiffs filed a motion to reconsider certain of the findings in the court’s ruling on defendants’ motion to dismiss counts V and VI of the plaintiffs’ second amended complaint. The plaintiffs’ motion for reconsideration was granted in part and denied in part. The court merely reconsidered certain components of its analysis, but did not modify its original decision, stating that reconsideration would not revive the plaintiffs’ public nuisance and unjust enrichment claims because the plaintiffs still cannot allege a special or separate harm. In July 2006, the plaintiffs filed a motion for class certification. A case management conference was held in August 2006, and the court entered a Case Management Order. The court ordered an extensive discovery schedule culminating in a supplemental briefing schedule (in June-August 2007) on class certification issues, and a class certification hearing occurred on September 6, 2007 and the parties are awaiting a decision. Merits discovery is stayed pending a ruling by the court on class certification.

Engle, et al. v. R.J. Reynolds Tobacco Co., et al., Case No. 94-08273 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/5/94). This personal injury class action was brought on behalf of certain named plaintiffs and all similarly situated allegedly injured smokers resident in Florida. The case was certified as a class action in October 1994. Trial commenced in July 1998. A judgment for compensatory and punitive damages was entered in November 2000. The judgment was reversed in its entirety by an intermediate appellate court in May 2003. On July 7, 2006, the Florida Supreme Court affirmed in part and reversed in part the May 2003 intermediate appellate court decision. Among other things, the Florida Supreme Court affirmed the intermediate appellate court’s decision vacating the punitive damages award, and held that the class should be decertified prospectively, but upheld certain trial court determinations and allowed plaintiffs to proceed to trial on individual liability issues and compensatory and punitive damage issues. All parties moved for rehearing and, on December 21, 2006, the Florida Supreme Court denied the motions in all material respects. The mandate on the decision issued on January 11, 2007, at which time the case was remanded to the Third District

Court of Appeal for further proceedings consistent with the Florida Supreme Court’s opinion. The Third District Court of Appeal remanded the case to the trial court. Defendants filed a petition for writ of certiorari to the United States Supreme Court which was denied in September 2007 Defendants have filed a petition for rehearing before the United States Supreme Court. See Note 8, Contingencies, for a more detailed discussion of this case.

In Re: Tobacco Litigation (Medical Monitoring) (Blankenship), Case No. 00-C-6000, Circuit Court, West Virginia, Ohio County (case filed 01/26/00). Class action seeking payments for costs of medical monitoring for current and former smokers. Liggett was severed from the trial of the other tobacco company defendants. Judgment upon jury verdict in favor of the other tobacco company defendants was affirmed by the West Virginia Supreme Court in May 2004, which denied plaintiff’s petition for rehearing. Plaintiff did not seek further appellate review of this matter, and the case was concluded in favor of all defendants other than Liggett. The case is dormant.

In Re: Tobacco Litigation (Personal Injury Cases), Case No. 00-C-5000, Circuit Court, West Virginia, Ohio County (case filed 1/18/00). Although not technically a class action, the court consolidated approximately 950 individual smoker actions that were pending prior to 2001 for trial on some common related issues. The first phase of the trial is scheduled for March 2008 on certain liability and punitive damages claims purported to be common to the consolidated claims. Liggett was severed from the trial of the consolidated action.

Lowe, et al. v. Philip Morris Incorporated, et al., Case No. 0111-11835, Circuit Court, Oregon, Multnomah County (case filed 11/19/01). This personal injury class action involves medical monitoring claims brought on behalf of plaintiff and all Oregon residents who have smoked cigarettes. The alleged class seeks payments for costs of medical monitoring for current and former smokers. In September 2003, the court granted defendants’ motion to dismiss the complaint, and plaintiffs appealed to the Oregon Court of Appeals. On September 6, 2006, the Oregon Court of Appeals upheld the trial court’s decision. On December 27, 2006, plaintiffs petitioned the Oregon Supreme Court to review the decision, and on March 20, 2007, the Oregon Supreme Court granted the petition. Oral argument occurred on September 6, 2007 and the parties are awaiting a decision.

Parsons, et al. v. Liggett Group Inc., et al., Case No. 98-C-388, Circuit Court, State of West Virginia, Kanawha County (case filed 4/9/98). This personal injury class action is brought on behalf of plaintiff’s decedent and all West Virginia residents having claims for personal injury arising from exposure to both cigarette smoke and asbestos fibers. The action is stayed as a result of bankruptcy petitions filed by three defendants.

Romero, et al. v. Philip Morris Companies, Inc. et al., Case No. D0117 CV-00000972, District Court, Rio Arriba County, New Mexico (case filed 4/10/00). In this class action, plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New Mexico. Plaintiffs’ motion for class certification was granted in April 2003. In February 2005, the New Mexico Supreme Court affirmed the trial court’s certification order. In June 2006, the trial court granted defendants’ motions for summary judgment. Plaintiffs appealed the decision. Briefing is complete.

Schwab, et al. v. Philip Morris USA, Inc., et al., Case No. CV-04 1945, USDC, Eastern District of New York (case filed 5/11/04). This class action seeks economic damages on behalf of plaintiffs and all others similarly situated under the RICO act challenging the practices of defendants in connection with the marketing, advertising, promotion, distribution and sale of

“light” cigarettes. The court recently certified a nationwide class of “light” smokers. The defendants have appealed the certification and requested a stay. The United States Court of Appeals for the Second Circuit issued a permanent stay pending appeal. Oral argument occurred in July 2007 and the parties are awaiting a decision. See Note 8, Contingencies, for a more detailed discussion of the case.

Smith, et al. v. Philip Morris Companies, Inc., et al., Case No. 00-CV-26, District Court, Kansas, Seward County (case filed 2/7/00). In this class action, plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Kansas. The court granted class certification in November 2001. Discovery is ongoing.

Young, et al. v. The American Tobacco Company, et al., Case No. 2:97-CV-03851, Civil District Court, State of Louisiana, Orleans Parish (case filed 11/12/97). This purported personal injury class action is brought on behalf of plaintiff and all similarly situated residents in Louisiana who, though not themselves cigarette smokers, have been exposed to secondhand smoke from cigarettes which were manufactured by the defendants, and who suffered injury as a result of that exposure. The plaintiffs seek to recover an unspecified amount of compensatory and punitive damages. In October 2004, the trial court stayed this case pending the outcome of the appeal in Scott v. American Tobacco Co., Inc. (as described in Note 8, Contingencies).
III. GOVERNMENTAL ACTIONS (3)
City of St. Louis, et al. v. American Tobacco Company, Inc., et al., Case No. CV-982-09652, Circuit Court, State of Missouri, City of St. Louis (case filed 12/4/98). City of St. Louis and approximately 50 area hospitals seek to recover past and future costs expended to provide healthcare to Medicaid, medically indigent, and non-paying patients suffering from tobacco-related illnesses. In June 2005, the court granted the defendants’ motion for summary judgment as to claims for damages which accrued prior to November 16, 1993. The claims for damages which accrued after November 16, 1993 are still pending. Discovery is ongoing.

Crow Creek Sioux Tribe v. American Tobacco Company, et al., Case No. CV 97-09-082, Tribal Court of the Crow Creek Sioux Tribe, State of South Dakota (case filed 9/26/97). The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation program, funding of a corrective public education program and disgorgement of unjust profits from sales to minors. The plaintiffs claim that the defendants are liable under the following theories: unlawful marketing and targeting of minors, contributing to the delinquency of minors, unfair and deceptive acts or practices, unreasonable restraint of trade and unfair methods of competition, negligence, negligence per se, conspiracy and restitution of unjust enrichment. The case is dormant.

United States of America v. Philip Morris, Inc., et al., Case No. 1:99-CV-O2496-GK, USDC, District of Columbia (case filed 9/22/99). The United States of America sought to recover the proceeds received, and to be received, by tobacco company defendants and certain affiliates for wrongful sales of tobacco products. In October 2000, the District Court dismissed the government’s claims pursuant to the Medicare Secondary Payer Act and the Medical Cost Recovery Act, but denied motions to dismiss RICO claims. In February 2005, the United States Court of Appeals for the District of Columbia ruled that disgorgement is not an available remedy. In August 2006, the court issued its Final Judgment. The United States Court of Appeals for the District of Columbia stayed the Final Judgment pending appeal. See Note 8, Contingencies, for a more detailed discussion of the case.

IV. THIRD-PARTY PAYOR ACTIONS (2)
General Health Services (Kupat Holim Clalit) v. Philip Morris, Inc., et al., Case No. 1571/98, District Court, Israel, Jerusalem (case filed 9/28/98). General Health Services seeks monetary damages and declaratory and injunctive relief on behalf of itself and all of its members against the major United States tobacco manufacturers. Motions filed by the defendants are pending before the Israel Supreme Court, seeking appeal from a lower court’s decision granting leave to plaintiff for foreign service of process. See Note 8, Contingencies, for a more detailed discussion of the case.

United Seniors Association, Inc. v. Philip Morris USA Inc., et al., Case No. 05-CV-11623-RGS, USDC, District of Massachusetts (Boston) (case filed 8/4/05). A seniors group brought this action pursuant to the private cause of action provisions of the Medicare Secondary Payer Act seeking to recover all expenditures since August 1999 on smoking-relating diseases for the Medicare program. In August 2006, the court granted defendants’ motion to dismiss. The plaintiffs appealed. (Docket Number on appeal: 06-CV-2447). Oral argument occurred on March 6, 2007 before the First Circuit Court of Appeals.